          NUMBER                                                 SHARES

                            THE MILLBROOK PRESS INC.

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS

                                                           CUSIP  600179 10 5

THIS CERTIFIES THAT







IS THE OWNER OF


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON SHARES,
                         PAR VALUE $.0001 PER SHARE, OF

                            THE MILLBROOK PRESS INC.

(hereinafter the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal and facsimile signatures of its duly authorized officers.


Dated:


      /s/ Illegible                  [SEAL]                  /s/ Illegible

          SECRETARY                                              PRESIDENT


COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
               (Jersey City, NJ)
               TRANSFER AGENT AND REGISTRAR,BY



                         AUTHORIZED OFFICER

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                            THE MILLBROOK PRESS INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --   as tenants in common
     TEN ENT   --   as tenants by the entireties
     JT TEN    --   as joint tenants with right of
                    survivorship and not as tenants
                    in common
     UNIF GIFT MIN ACT   --             Custodian
                              -------------------------------
                                 (Cust)           (Minor)
                              under Uniform Gifts to Minors
                              Act
                                 ----------------------------
                                            (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS
UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

  --------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          SHARES
-------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                                        ATTORNEY
-----------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     --------------------



                              --------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



          Signature(s) Guaranteed:



          ------------------------------------------------------------
          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
          APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.